UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                      811-02201

Cutwater Select Income Fund
(Exact name of registrant as specified in charter)

113 King Street
Armonk, NY 10504
(Address of principal executive offices) (Zip code)

Clifford D. Corso

113 King Street

Armonk, NY 10504
(Name and address of agent for service)

Registrant’s telephone number, including area code: 914-273-4545

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

CUTWATER SELECT INCOME FUND SHAREHOLDER LETTER – 09/30/12

October 22, 2012

DEAR SHAREHOLDERS:

In the first three quarters of 2012, markets behaved much like they did in 2011, starting the year with strong momentum in stocks, corporate bonds, and other fixed income securities. In the second quarter, volatility increased due to continued concern over the resolution of the European sovereign debt crisis and the stability of the European banking system. In the third quarter, however, central banks around the world responded with unprecedented actions to help mitigate the risk of a global economic slowdown and, as a result, the perceived probability of such risks has diminished. Indeed, the volatility throughout most of the year has been driven by policy headlines as opposed to being driven by fundamentals. In early September, the European Central Bank announced it would buy an unlimited amount of three-year sovereign debt of Eurozone nations that request assistance. The yields on the sovereign debt of Spain and Italy responded by falling sharply as their refinancing risk diminished. The Federal Reserve, for its part, announced at its September 13, 2012 meeting that it will buy an additional $40 billion of agency mortgage-backed securities, per month, until a substantial improvement in the labor market occurs. The implications of these moves are significant. Following these actions, the market has responded with an increased appetite for stocks and non-government fixed income securities. We believe the markets’ favorable response has been rational and consistent with a reduction of global systemic risk. There remain several areas of concern, such as the U.S. fiscal cliff, the outcome of U.S. elections and negative global developments that have held the economy back and could still create some volatility. On the whole, however, we believe the channel of volatility is moderating and that a reduction in uncertainty over these issues should spur growth in the near future.

Economic fundamentals in the U.S. continue to slowly improve, further supporting investor sentiment. The U.S. consumer has continued to remain resilient through this difficult period. Housing, which was at the heart of this downturn, appears to have bottomed and might even be showing signs of recovery in certain markets. Auto sales have also exhibited strength, with annualized sales approaching fifteen million units, up from this cycle’s low of approximately nine million units. Consumer confidence also appears to be improving despite an unemployment rate stuck around 8 percent. The Federal Reserve’s announcement in September 2012 that it would leave rates low until mid-2015 has helped push investors into riskier assets, given the expectation of extended low short-term rates and accommodative monetary policy. We continue to expect positive but below trend GDP growth in a “checkmark” shaped recovery, a view we have held for the past several quarters.

The corporate sector and industrial companies in particular were proactive throughout the crisis, weathered the downturn well, and have reemerged with healthy balance sheets and solid profitability. These strong corporate fundamentals have peaked, in our view, with many companies exhibiting challenging year-over-year comparisons from a top line revenue perspective. This reflects weakness in both domestic and overseas demand and foreign currency impacts. Cash flow and earnings comparisons have also exhibited some softness, but corporate earnings have generally held up well as managements focused on reducing expenses and maintaining financial flexibility. We remain constructive in this segment of the fixed income market and expect default rates to remain historically low. Moody’s is forecasting that the global speculative-grade default rate will be essentially unchanged from 3.0 percent at September 2012 to 2.9 percent in September 2013, substantially below the long-term average.

The positive risk appetite over this six-month period ending September 30, 2012 was evident as the S&P 500 Index rose over 3 percent and high yield bonds posted a strong 6.4 percent return. Investment grade corporate credit rallied in the third quarter of 2012 and outperformed U.S. Treasuries by over 3.0 percent. At the other end of the risk spectrum, U.S. Treasuries also rallied as rates fell during the period. The ten-year Treasury rate declined from 2.21 percent at the end of March to 1.63 percent by the end of the quarter. Subsequent to quarter end, interest rates have moved higher as investor appetite has gravitated to higher yielding non-government securities.

GDP growth in the second quarter decelerated to 1.3 percent, down from 2.0 percent in the first quarter, reflecting reluctance among businesses and consumers to spend amid uncertainty over the approaching U.S. fiscal cliff, U.S. tax policy and diminished overseas demand. Budget pressures faced by state and local governments continue to be a drag on economic growth and will likely continue to be a modest drag in the near term. Full-year 2012 GDP growth is forecast to be around 2.0 percent. European growth has slowed, as expected, and may slow even further as many countries experience recession, given increased austerity measures intended to address elevated fiscal deficits. A slowdown in China is also contributing to worries over the global growth picture and lowering expectations. Oil prices remain a wild card given the uncertainty of potential action by Israel over Iran’s nuclear program. Concerns over the substantial increase in the U.S. federal deficit, the potential for increased inflation, and how the deficit will be addressed over the longer term remain, and these concerns may contribute to future periods of market volatility. However, we remain cautiously optimistic that a resolution to the U.S. fiscal cliff will be achieved after the election and that as uncertainty declines, GDP growth could improve to 2.25-2.50 percent in 2013.

As of September 28, 2012, the Fund had a Net Asset Value (NAV) of $21.31 per share. This represents a 4.6 percent increase from $20.38 per share at March 30, 2012. On September 28, 2012, the Fund’s closing price on the New York Stock Exchange was $20.65 per share, representing a 3.10 percent discount to NAV per share, compared with a 3.14 percent discount as of March 30, 2012. The market trading discount was at 3.89 percent as of market close on October 22, 2012.

One of the primary objectives of the Fund is to maintain a high level of income. On September 12, 2012 the Board of Trustees declared a dividend payment of $0.265 per share, payable November 2, 2012 to shareholders of record at the close of business on October 5, 2012. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.105 per share in dividends, representing a 5.39 percent dividend yield based on the market price on October 22, 2012 of $20.51 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio.

Total Return-Percentage Change (Annualized for periods longer than 1 year)

In Net Asset Value Per Share with All Distributions Reinvested1

	6 Months to 09/28/12	1 Year to 09/28/12	3 Years to 09/28/12	5 Years to 09/28/12	10 Years to 09/28/12
Cutwater Select Income Fund. . . . . . . . . . . . . . . .	7.47%	13.14%	11.63%	8.52%	6.42%[2]
Barclays U.S. Credit Index[3] . . . . . . . . . . . . . . . . .	6.09%	10.08%	8.73%	7.89%	6.45%

1 – This is historical information and should not be construed as indicative of any likely future performance nor does it reflect deduction of taxes that a shareholder would pay on Fund distributions of the sale of Fund Shares.

2 – Source: BNY Mellon for all periods except 10-year returns, which are from Lipper Inc.

3 – Comprised primarily of U.S. investment grade corporate bonds (Fund’s Benchmark).

The Fund’s performance for the 5- and 10-year historical periods (shown above) reflects the 4.79 percent dilution of NAV resulting from the rights offering during the third quarter of 2009. In addition to the impact from the August 2009 rights offering, the 10-year performance was also reduced by the 4.5 percent dilution of NAV resulting from the rights offering during the fourth quarter of 2003. After adjusting for the impact of both rights offerings, we estimate the 5-year annualized return to be 9.57 percent, and 10-year annualized return to be 7.31 percent. The returns noted in the table above are actual returns as calculated by BNY Mellon and Lipper and do not adjust for dilution from the rights offerings.

The Fund’s returns for the period were positively impacted by the rally in corporate and other non-government fixed income securities, helping the Fund outperform its benchmark by 1.38 percent. More specifically, performance benefited from the Fund’s allocations to high yield, subordinated bank and finance securities, non-U.S. fixed income securities, and commercial mortgage-backed securities (CMBS). We believe high-yield spreads, despite further narrowing, are at still at moderately attractive levels now and offer a meaningful margin of safety given the low outlook for defaults and expectation of modest economic growth. Given the nature of the Fund, security selection has always played a dominant role in generating performance. This remains true for the most recent period. In our view, the returns look strong across the time periods, particularly after adjusting for the dilutive impact of the rights offerings noted above.

Yield represents the major component of return in most fixed income portfolios. Given this Fund’s emphasis on income and the dividend, we generally will not have material exposure to low yielding U.S. Treasuries but will maintain meaningful exposure to corporate bonds. We look through periods of volatility and focus on an investment’s long-term creditworthiness to assess whether it will provide an attractive yield to the Fund over time.

The Fund’s performance will continue to be subject to the impact of trends in longer term interest rates and to trends in relative yield spreads on corporate bonds. Consistent with our investment discipline, we continue to emphasize diversity and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s long-term invested assets as of September 28, 2012:

Percent of Total Investment (Lower of S&P and Moody’s Ratings)

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan as detailed in the Fund’s prospectus and referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing them to purchase shares at Net Asset Value (NAV) or market price, whichever is lower. This means that the reinvestment price is at market price when the Fund is trading at a discount to NAV, as is currently the situation, or at NAV per share when market trading is at a premium to that value. To participate in the plan, please contact BNY Mellon Investment Servicing (US) Inc. the Fund’s Transfer Agent and Dividend Paying Agent, at 1-866-333-6685. The Fund’s investment adviser, Cutwater Investor Services Corp., may be reached at 866-766-3030.

Cliff Corso

President

Mr. Corso’s comments reflect the investment adviser’s views generally regarding the market and the economy, and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time.

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2012

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (80.46%)
AUTOMOTIVE (1.25%)
Ford Holdings Co. Gty., 9.30%, 03/01/30	Baa3/BB+	$1,000	$1,360,000
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32	Baa3/BB+	500	645,000
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 5.875%, 08/02/21	Baa3/BB+	750	848,520

			2,853,520

CHEMICALS (3.08%)
Braskem Finance, Ltd., Co. Gty., 7.00%, 05/07/20, 144A	Baa3/BBB-	500	575,000
Braskem Finance, Ltd., Co. Gty., 5.375%, 05/02/22, 144A	Baa3/BBB-	750	778,125
Dow Chemical Co., Sr. Unsec. Notes, 8.55%, 05/15/19	Baa3/BBB	500	670,481
Incitec Pivot Finance LLC, Co. Gty., 6.00%, 12/10/19, 144A	Baa3/BBB	405	448,809
Sinochem Overseas Capital Co., Ltd., Co. Gty., 4.50%, 11/12/20, 144A	Baa1/BBB	500	531,856
Sinochem Overseas Capital Co., Ltd., Co. Gty., 6.30%, 11/12/40, 144A	Baa1/BBB	1,500	1,738,311
Union Carbide Corp., Sr. Unsec. Notes, 7.75%, 10/01/96	Baa3/BBB	2,000	2,276,384

			7,018,966

DIVERSIFIED FINANCIAL SERVICES (12.48%)
Akbank TAS, Sr. Unsec. Notes, 6.50%, 03/09/18, 144A	Baa2/NA	1,000	1,108,750
Ally Financial, Inc., Co. Gty., 7.50%, 09/15/20	B1/B+	315	361,463
Bank of America Corp., Sr. Unsec. Notes, 5.625%, 07/01/20	Baa2/A-	190	216,659
Bank of America Corp., Sr. Unsec. Notes, 5.875%, 01/05/21	Baa2/A-	500	576,840
BNP Paribas SA, Jr. Sub. Notes, 5.186%, 06/29/15, 144A(c),(d)	Ba2/BBB+	1,000	920,000
Capital One Capital V, Ltd. Gtd., 10.25%, 08/15/39	Baa3/BB+	1,500	1,545,000
CDP Financial, Inc., Co. Gtd., 4.40%, 11/25/19, 144A	Aaa/AAA	400	459,672
Chase Capital II, Ltd. Gtd., Series B, 0.945%, 02/01/27(b),(c)	Baa2/BBB	70	53,596
Citigroup, Inc., Sr. Unsec. Notes, 6.375%, 08/12/14	Baa2/A-	151	164,321
Citigroup, Inc., Sr. Unsec. Notes, 6.01%, 01/15/15	Baa2/A-	1,000	1,095,923
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	Baa2/A-	125	185,605
Citigroup, Inc., Unsec. Notes, 8.50%, 05/22/19	Baa2/A-	595	786,891
CoBank ACB, Sub. Notes, 7.875%, 04/16/18, 144A	NA/A-	500	625,880
Discover Financial Services, Sr. Unsec. Notes, 10.25%, 07/15/19	Ba1/BBB-	200	259,654
Export-Import Bank of Korea, Sr. Unsec. Notes, 8.125%, 01/21/14	Aa3/A+	500	544,243
General Electric Capital Corp., Jr. Sub. Notes, Series A, 7.125%, 06/15/22(c),(d)	Baa1/AA-	3,500	3,900,470
General Electric Capital Corp., Sr. Unsec. Notes, 5.625%, 05/01/18	A1/AA+	230	271,239
General Electric Capital Corp., Sr. Unsec. Notes, 6.875%, 01/10/39	A1/AA+	1,000	1,336,105
HSBC USA Capital Funding LP, Ltd. Gtd., 10.176%, 06/30/30, 144A(c),(d)	Baa2/BBB+	1,500	2,040,000
HSBC USA Trust II, Bank Gtd., 8.38%, 05/15/27, 144A(b)	NA/BBB+	2,500	2,525,325
JPMorgan Chase & Co., Sr. Unsec. Notes, 4.40%, 07/22/20	A2/A	175	192,603
JPMorgan Chase & Co., Sr. Unsec. Notes, 4.35%, 08/15/21	A2/A	105	115,729
JPMorgan Chase Bank NA, Sub. Notes, 6.00%, 10/01/17	A1/A	1,000	1,183,375
Merrill Lynch & Co., Inc., Sr. Unsec. Notes, 6.875%, 04/25/18	Baa2/A-	1,000	1,198,114
Morgan Stanley, Sr. Unsec. Notes, 6.25%, 08/28/17	Baa1/A-	300	340,335
National Agricultural Cooperative Federation, Sr. Unsec. Notes, 5.00%, 09/30/14, 144A	A1/A	500	534,824
Santander US Debt SA Unipersonal, Bank Gtd., 3.724%, 01/20/15, 144A	Baa2/A-	100	99,250
UBS AG Stamford CT, Bank Notes, 4.875%, 08/04/20	A2/A	250	279,600
UBS AG Stamford CT, Sub. Notes, 7.625%, 08/17/22	NA/BBB-	2,000	2,091,120
UBS Preferred Funding Trust V, Jr. Sub. Notes, Series 1, 6.243%, 05/15/16(c),(d)	Ba2/BBB-	500	492,500
Wachovia Capital Trust III, Ltd. Gtd., 5.57%, 11/02/12(c),(d)	Baa3/BBB+	3,000	2,966,250

			28,471,336

ENERGY (13.54%)
Apache Corp., Sr. Unsec. Notes, 7.70%, 03/15/26	A3/A-	500	709,284
Burlington Resources, Inc., Co. Gty., 9.125%, 10/01/21	A1/A	850	1,193,141
Citgo Petroleum Corp., Sr. Sec. Notes, 11.50%, 07/01/17, 144A(b)	Ba2/BB+	900	1,035,000

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
ENERGY (Continued)
CMS Panhandle Holding Co., Sr. Unsec. Notes, 7.00%, 07/15/29	Baa3/BBB-	$1,000	$1,143,141
EL Paso Corp., Sr. Unsec. Notes, 8.05%, 10/15/30	Ba2/BB	1,000	1,179,048
Enterprise Products Operating LLC, Co. Gty., Series B, 7.034%, 01/15/68(b),(c)	Baa3/BB+	1,000	1,120,000
EQT Corp., Sr. Unsec. Notes, 4.875%, 11/15/21	Baa2/BBB	1,455	1,530,154
Florida Gas Transmission Co. LLC, Sr. Unsec. Notes, 9.19%, 11/01/24, 144A	Baa2/BBB	130	175,345
Gaz Capital SA, Sr. Unsec. Notes, 8.125%, 07/31/14, 144A	Baa1/BBB	500	551,505
IFM US Colonial Pipeline 2 LLC, Sr. Sec. Notes, 6.45%, 05/01/21, 144A(b)	NA/BBB-	1,000	1,115,823
KazMunayGas National Co., Sr. Unsec. Notes, 11.75%, 01/23/15, 144A	Baa3/BBB-	500	603,215
KazMunayGas National Co., Sr. Unsec. Notes, 6.375%, 04/09/21, 144A	Baa3/BBB-	500	600,305
Linn Energy LLC/Linn Energy Finance Corp., Co. Gty., 6.25%, 11/01/19, 144A(b)	B2/B	500	497,500
Lukoil International Finance BV, Co. Gty., 6.125%, 11/09/20, 144A	Baa2/BBB-	1,000	1,129,000
Motiva Enterprises LLC, Notes, 5.75%, 01/15/20, 144A	A2/A	64	76,419
Motiva Enterprises LLC, Sr. Unsec. Notes, 6.85%, 01/15/40, 144A	A2/A	124	164,835
Nabors Industries, Inc., Co. Gty., 9.25%, 01/15/19	Baa2/BBB	625	817,950
NRG Energy, Inc., Co. Gty., 8.25%, 09/01/20(b)	B1/BB-	500	545,000
Petroleos Mexicanos, Co. Gty., 8.00%, 05/03/19	Baa1/BBB	250	327,125
Petroleos Mexicanos, Co. Gty., 6.00%, 03/05/20	Baa1/BBB	750	896,250
Petroleum Co. of Trinidad & Tobago, Ltd., Sr. Unsec. Notes, 9.75%, 08/14/19, 144A	Baa3/BBB	500	642,500
Pride International, Inc., Co. Gty., 8.50%, 06/15/19	Baa1/BBB+	500	664,431
Pride International, Inc., Co. Gty., 6.875%, 08/15/20	Baa1/BBB+	500	632,963
Reliance Holdings USA, Inc., Co. Gty., 5.40%, 02/14/22, 144A	Baa2/BBB	1,250	1,331,483
Samson Investment Co., Sr. Unsec. Notes, 9.75%, 02/15/20, 144A(b)	B3/B-	1,000	1,030,000
SEACOR Holdings, Inc., Sr. Unsec. Notes, 7.375%, 10/01/19	Ba1/BB	1,000	1,089,711
Shell International Finance BV, Co. Gty., 4.30%, 09/22/19	Aa1/AA	1,000	1,168,264
Transocean, Inc., Co. Gty., 7.50%, 04/15/31	Baa3/BBB-	500	617,558
Valero Energy Corp., Co. Gty., 9.375%, 03/15/19	Baa2/BBB	124	168,414
Valero Energy Corp., Co. Gty., 8.75%, 06/15/30	Baa2/BBB	1,000	1,270,802
Valero Energy Corp., Co. Gty., 10.50%, 03/15/39	Baa2/BBB	500	780,896
Weatherford International, Ltd. Bermuda, Co. Gty., 6.75%, 09/15/40	Baa2/BBB	2,000	2,256,404
Western Atlas, Inc., Sr. Unsec. Notes, 8.55%, 06/15/24	A2/A	2,539	3,734,211
Williams Cos., Inc., Sr. Unsec. Notes, 8.75%, 03/15/32	Baa3/BBB-	81	112,369

			30,910,046

FOOD AND BEVERAGE (0.56%)
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 7.75%, 01/15/19	A3/A	325	439,686
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 8.20%, 01/15/39	A3/A	27	45,108
Bunge Ltd. Finance Corp., Co. Gty., 8.50%, 06/15/19	Baa2/BBB-	125	158,377
Delhaize Group SA, Co. Gty., 5.70%, 10/01/40	Baa3/BBB-	709	630,811

			1,273,982

GAMING, LODGING & LEISURE (0.11%)
Royal Caribbean Cruises, Ltd., Sr. Unsec. Notes, 7.00%, 06/15/13	Ba1/BB	250	258,126

HEALTHCARE (1.00%)
Fresenius Medical Care US Finance, Inc., Co. Gty., 5.75%, 02/15/21, 144A	Ba2/BB+	750	802,500
Fresenius US Finance II, Inc., Co. Gty., 9.00%, 07/15/15, 144A	Ba1/BB+	250	288,125
Monsanto Co. (Pharmacia Corp.), Sr. Unsec. Notes, 6.50%, 12/01/18	A1/AA	500	636,049
Mylan, Inc., Co. Gty., 7.875%, 07/15/20, 144A(b)	Ba2/BB	500	561,250

			2,287,924

INDUSTRIAL (4.64%)
Affinion Group, Inc., Co. Gty., 11.50%, 10/15/15(b)	Caa2/CCC+	460	381,800
Alcoa, Inc., Sr. Unsec. Notes, 6.15%, 08/15/20	Baa3/BBB-	640	706,283
Alcoa, Inc., Sr. Unsec. Notes, 5.95%, 02/01/37	Baa3/BBB-	244	244,101
Altria Group, Inc., Co. Gty., 9.70%, 11/10/18	Baa1/BBB	317	454,039

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
INDUSTRIAL (Continued)
ArcelorMittal, Sr. Unsec. Notes, 6.50%, 02/25/22	Baa3/BB+	$1,200	$1,181,966
ArcelorMittal, Sr. Unsec. Notes, 7.25%, 10/15/39	Baa3/BB+	405	370,490
Arrow Electronics, Inc., Sr. Unsec. Notes, 6.00%, 04/01/20	Baa3/BBB-	500	564,653
BG Energy Capital PLC, Co. Gty., 6.50%, 11/30/72(b),(c)	Baa1/BBB+	2,250	2,401,875
GXS Worldwide, Inc., Sr. Sec. Notes, 9.75%, 06/15/15(b)	B2/B	65	66,950
Holcim US Finance Sarl & Cie SCS, Co. Gty., 6.00%, 12/30/19, 144A	Baa2/BBB	1,000	1,110,197
Ingersoll-Rand Global Holding Co., Ltd., Co. Gty., 6.875%, 08/15/18	Baa1/BBB+	185	228,767
L-3 Communications Corp., Co. Gty., 6.375%, 10/15/15(b)	Ba1/BB+	383	387,405
Meccanica Holdings USA, Inc., Co. Gty., 6.25%, 07/15/19, 144A	Baa2/BBB-	129	121,585
Northrop Grumman Space & Mission Systems Corp., Co. Gty., 7.75%, 06/01/29	Baa1/BBB+	500	684,280
Sealed Air Corp., Sr. Unsec. Notes, 7.875%, 06/15/17(b)	B1/BB-	500	535,000
Waste Management, Inc., Co. Gty., 7.125%, 12/15/17	Baa3/BBB	500	604,966
Worthington Industries, Inc., Sr. Unsec. Notes, 6.50%, 04/15/20	Baa3/BBB	500	556,652

			10,601,009

INSURANCE (8.43%)
AIG SunAmerica, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23	Baa1/A-	750	940,103
Allstate Corp., Jr. Sub. Notes, 6.50%, 05/15/67(b),(c)	Baa1/BBB	2,200	2,321,000
American International Group, Inc., Jr. Sub. Debs., 8.175%, 05/15/68(b),(c)	Baa2/BBB	2,000	2,447,500
Farmers Exchange Capital, Sub. Notes, 7.20%, 07/15/48, 144A	Baa2/A-	3,000	3,519,462
Guardian Life Insurance Co. of America, Sub. Notes, 7.375%, 09/30/39, 144A	A1/AA-	108	142,524
Liberty Mutual Group, Inc., Bonds, 7.00%, 03/15/34, 144A	Baa2/BBB-	250	273,980
Liberty Mutual Group, Inc., Co. Gty., 10.75%, 06/15/88, 144A(b),(c)	Baa3/BB	1,000	1,450,000
Lincoln National Corp., Jr. Sub. Notes, 6.05%, 04/20/67(b),(c)	Ba1/BBB	500	489,375
Massachusetts Mutual Life Insurance Co., Sub. Notes, 8.875%, 06/01/39, 144A	A1/AA-	500	737,722
MetLife Capital Trust X, Jr. Sub. Notes, 9.25%, 04/08/68, 144A(b)	Baa2/BBB	500	660,000
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/69(b)	Baa2/BBB	1,000	1,485,000
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A	A3/A-	215	294,196
New York Life Insurance Co., Sub. Notes, 6.75%, 11/15/39, 144A	Aa2/AA-	103	142,832
Prudential Financial, Inc., Jr. Sub. Notes, 5.875%, 09/15/42(b),(c)	Baa3/BBB+	2,500	2,562,500
Prudential Financial, Inc., Jr. Sub. Notes, 8.875%, 06/15/68(b),(c)	Baa3/BBB+	1,000	1,235,000
Travelers Cos., Inc., Jr. Sub. Notes, 6.25%, 03/15/67(b),(c)	A3/NR	500	527,500

			19,228,694

MEDIA (7.38%)
CBS Corp., Co. Gty., 8.875%, 05/15/19	Baa2/BBB	350	469,139
Comcast Corp., Co. Gty., 7.05%, 03/15/33	Baa1/BBB+	2,000	2,623,910
COX Communications, Inc., Sr. Unsec. Notes, 6.80%, 08/01/28	Baa2/BBB	1,500	1,768,049
Cox Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A	Baa2/BBB	500	623,180
Grupo Televisa SAB, Sr. Unsec. Notes, 6.625%, 01/15/40	Baa1/BBB+	159	209,764
Harcourt General, Inc., Sr. Unsec. Notes, 8.875%, 06/01/22	WR/BBB+	2,000	2,661,218
Myriad International Holding BV, Co. Gty., 6.375%, 07/28/17, 144A	Baa3/NA	100	113,250
News America Holdings, Inc., Co. Gty., 7.90%, 12/01/95	Baa1/BBB+	1,400	1,765,525
Time Warner Entertainment Co., LP, Co. Gty., 8.375%, 07/15/33	Baa2/BBB	1,360	1,977,183
Time Warner, Inc., Co. Gty., 9.15%, 02/01/23	Baa2/BBB	3,000	4,297,317
Viacom, Inc., Co. Gty., 7.875%, 07/30/30	Baa2/BBB	250	340,046

			16,848,581

MINING (4.71%)
Anglo American Capital PLC, Co. Gty., 9.375%, 04/08/14, 144A	Baa1/BBB+	339	378,325
Anglo American Capital PLC, Co. Gty., 9.375%, 04/08/19, 144A	Baa1/BBB+	500	656,000
AngloGold Ashanti Holdings PLC, Co. Gty., 5.375%, 04/15/20	Baa2/BBB-	310	325,500
Barrick North America Finance LLC, Co. Gty., 6.80%, 09/15/18	Baa1/BBB+	500	622,177
Corp. Nacional del Cobre de Chile, Sr. Unsec. Notes, 3.875%, 11/03/21, 144A	A1/A	1,500	1,630,142

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
MINING (Continued)
FMG Resources August 2006 Property Ltd., Sr. Unsec. Notes, 6.875%, 04/01/22, 144A(b)	B1/B+	$1,200	$1,098,000
Freeport-McMoran Corp., Co. Gty., 9.50%, 06/01/31	Baa2/BBB	250	360,610
Newcrest Finance Property, Ltd., Co. Gty., 4.45%, 11/15/21, 144A	Baa2/BBB+	1,500	1,537,818
Rio Tinto Finance USA, Ltd., Co. Gty., 9.00%, 05/01/19	A3/A-	85	116,229
Teck Resources, Ltd., Co. Gty., 6.00%, 08/15/40(b)	Baa2/BBB	1,000	1,053,687
Teck Resources, Ltd., Co. Gty., 5.20%, 03/01/42	Baa2/BBB	1,415	1,330,669
Vale Overseas, Ltd., Co. Gty., 6.25%, 01/23/17	Baa2/A-	500	578,232
Xstrata Canada Financial Corp., Co. Gty., 4.95%, 11/15/21, 144A	Baa2/BBB+	1,000	1,071,382

			10,758,771

PAPER (1.97%)
Celulosa Arauco y Constitucion SA, 4.75%, 01/11/22	Baa2/BBB	1,085	1,132,978
Smurfit Kappa Treasury Funding, Ltd., Sr. Sec. Notes, 7.50%, 11/20/25	Ba2/BB	2,000	2,035,000
Westvaco Corp., Co. Gty., 8.20%, 01/15/30	Baa3/BBB	1,000	1,332,879

			4,500,857

REAL ESTATE INVESTMENT TRUST (REIT) (4.64%)
Biomed Realty LP, Co. Gty., 6.125%, 04/15/20	Baa3/BBB-	350	406,427
Duke Realty LP, Sr. Unsec. Notes, 6.50%, 01/15/18	Baa2/BBB-	500	580,592
Duke Realty LP, Sr. Unsec. Notes, 8.25%, 08/15/19	Baa2/BBB-	500	632,054
Federal Realty Investment Trust, Sr. Unsec. Notes, 5.40%, 12/01/13	Baa1/BBB+	750	789,605
Federal Realty Investment Trust, Sr. Unsec. Notes, 6.20%, 01/15/17	Baa1/BBB+	290	336,360
Goodman Funding Property, Ltd., Co. Gty., 6.375%, 04/15/21, 144A	Baa2/BBB	1,050	1,152,559
Health Care REIT, Inc., Sr. Unsec. Notes, 5.25%, 01/15/22(b)	Baa2/BBB-	1,500	1,689,093
Host Hotels & Resorts LP, Co. Gty., 6.00%, 11/01/20(b)	Ba1/BB+	1,000	1,105,000
Liberty Property LP, Sr. Unsec. Notes, 7.50%, 01/15/18	Baa1/BBB	1,000	1,209,581
Nationwide Health Properties, Inc., Sr. Unsec. Notes, 6.00%, 05/20/15	Baa2/BBB	500	557,015
Simon Property Group LP, Sr. Unsec. Notes, 6.125%, 05/30/18	A3/A-	750	915,969
WEA Finance, LLC, Co. Gty., 7.125%, 04/15/18, 144A	A2/A-	500	611,221
WEA Finance, LLC, Co. Gty., 6.75%, 09/02/19, 144A	A2/A-	500	606,290

			10,591,766

RETAIL & RESTAURANT (0.33%)
Darden Restaurants, Inc., Sr. Unsec. Notes, 7.125%, 02/01/16	Baa2/BBB	500	566,592
Limited Brands, Inc., Co. Gty., 8.50%, 06/15/19	Ba1/BB+	150	180,750

			747,342

TECHNOLOGY (0.08%)
Corning, Inc., Sr. Unsec. Notes, 5.75%, 08/15/40	A3/BBB+	60	72,865
Mantech International Corp., Co. Gty., 7.25%, 04/15/18(b)	Ba2/BB+	100	105,500

			178,365

TELECOMMUNICATIONS (9.01%)
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec. Notes, 8.50%, 11/15/18	A2/A-	229	320,845
Centel Capital Corp., Co. Gty., 9.00%, 10/15/19	Baa2/BBB-	1,000	1,218,995
Deutsche Telekom International Finance BV, Co. Gtd., 8.75%, 06/15/30	Baa1/BBB+	2,000	3,008,218
Frontier Communications Corp., Sr. Unsec. Notes, 8.125%, 10/01/18	Ba2/BB	500	562,500
Frontier Communications Corp., Sr. Unsec. Notes, 9.00%, 08/15/31	Ba2/BB	500	533,750
GTE Corp., Co. Gty., 6.94%, 04/15/28	Baa1/A-	1,500	1,952,132
Hearst-Argyle Television, Inc., Sr. Unsec. Notes, 7.00%, 01/15/18	WR/NR	1,000	823,069
Level 3 Financing, Inc., Co, Gty., 10.00%, 02/01/18(b)	B3/CCC	610	678,625
NII Capital Corp., Co. Gty., 10.00%, 08/15/16(b)	B2/B-	500	492,500
NII Capital Corp., Co. Gty., 7.625%, 04/01/21(b)	B2/B-	950	755,250
Qwest Corp., Sr. Unsec. Notes, 7.20%, 11/10/26(b)	Baa3/BBB-	1,000	1,011,250
Qwest Corp., Sr. Unsec. Notes, 6.875%, 09/15/33(b)	Baa3/BBB-	1,100	1,113,750

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
TELECOMMUNICATIONS (Continued)
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35(b)	Baa3/BBB-	$500	$512,500
Sprint Capital Corp., Co. Gty., 6.875%, 11/15/28	B3/B+	1,500	1,380,000
Sprint Capital Corp., Co. Gty., 8.75%, 03/15/32	B3/B+	1,000	1,035,000
Telecom Italia Capital SA, Co. Gty., 6.999%, 06/04/18	Baa2/BBB	1,000	1,102,500
Telecom Italia Capital SA, Co. Gty., 6.00%, 09/30/34	Baa2/BBB	1,000	885,000
Telecom Italia Capital SA, Co. Gty., 7.20%, 07/18/36	Baa2/BBB	250	245,000
Trilogy International Partners LLC/Trilogy International Finance, Inc., Sr. Sec. Notes, 10.25%, 08/15/16, 144A(b)	Caa1/CCC+	100	81,500
Verizon Communications, Inc., Sr. Unsec. Notes, 8.75%, 11/01/18	A3/A-	292	407,678
Verizon Global Funding Corp., Sr. Unsec. Notes, 7.75%, 12/01/30	A3/A-	1,646	2,446,702

			20,566,764

TRANSPORTATION (3.03%)
BNSF Funding Trust I, Co. Gty., 6.613%, 12/15/55(b),(c)	Baa2/BBB	250	278,125
Continental Airlines, Pass Through Certs., Series 1999-1, Class B, 6.795%, 02/02/20	Ba1/BB	430	456,083
Continental Airlines, Pass Through Certs., Series 2000-1, Class A1, 8.048%, 05/01/22	Baa2/BBB	850	971,360
Continental Airlines, Pass Through Certs., Series 2000-2, Class A1, 7.707%, 10/02/22	Baa3/BBB	1,233	1,378,062
Delta Air Lines, Pass Through Certs., Series 1993, Class A2, 10.50%, 04/30/16	WR/NR	345	126,363
ERAC USA Finance, Co., Co. Gty., 7.00%, 10/15/37, 144A	Baa1/BBB+	1,500	1,869,182
Federal Express Corp., Pass Through Certs., Series 1996, Class B2, 7.84%, 01/30/18(b)	A3/BBB	1,000	1,136,040
Norfolk Southern Corp., Sr. Unsec. Notes, 5.75%, 04/01/18	Baa1/BBB+	170	204,565
Stena AB, Sr. Unsec. Notes, 7.00%, 12/01/16(b)	B2/BB	500	495,000

			6,914,780

UTILITIES (4.22%)
Avista Corp., 5.95%, 06/01/18	A3/A-	500	611,434
Dominion Resources, Inc., Sr. Unsec. Notes, Series 07-A, 6.00%, 11/30/17	Baa2/A-	500	608,166
DPL, Inc., Sr. Unsec. Notes, 7.25%, 10/15/21, 144A(b)	Ba1/BB+	1,000	1,140,000
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20, 144A	Ba1/BBB-	1,000	1,181,676
Hydro-Quebec, 8.25%, 04/15/26	Aa2/A+	1,550	2,406,074
MidAmerican Funding LLC, Sr. Sec. Notes, 6.927%, 03/01/29	A3/BBB+	500	666,472
NextEra Energy Capital Holding, Inc., Jr. Sub. Notes., Series D, 7.30%, 09/01/67(b),(c)	Baa2/BBB	500	548,750
Ohio Power Co., Sr. Unsec. Notes, 6.00%, 06/01/16	Baa1/BBB	500	581,366
Ohio Power Co., Sr. Unsec. Notes, 5.375%, 10/01/21	Baa1/BBB	1,000	1,224,249
Toledo Edison Co., 7.25%, 05/01/20	Baa1/BBB	500	655,467

			9,623,654

TOTAL CORPORATE DEBT SECURITIES (Cost of $157,589,924)			183,634,483

ASSET BACKED SECURITIES (2.61%)
Credit-Based Asset Servicing and Securitization LLC, Series 2006-SC1, Class A, 0.487%, 05/25/36, 144A(c)	A3/AAA	54	44,743
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2, 5.216%, 01/25/42, 144A	Baa1/BBB+	1,489	1,659,659
Dryden XXIV Senior Loan Fund Notes, Class A, CLO, 1.797%, 11/15/23, 144A(c),(e)	Aaa/NA	2,500	2,500,000
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%, 03/25/37(f)	Aa3/AA-	140	138,253
Renaissance Home Equity Loan Trust, Series 2006-3, Class AF2, 5.58%, 11/25/36(f)	Ca/CCC	164	88,942
Small Business Administration Participation Certificates, Series 2010-20F, Class 1, 3.88%, 06/01/30	Aaa/AA+	293	319,134
Sonic Capital LLC, Series 2011-1A, Class A2, 5.438%, 05/20/41, 144A	Baa2/BBB	1,080	1,203,436

TOTAL ASSET BACKED SECURITIES (Cost of $5,708,846)			5,954,167

COMMERCIAL MORTGAGE-BACKED SECURITIES (7.43%)
American Tower Trust, Series 2007-1A, Class AFX, 5.42%, 04/15/37, 144A	Aaa/AAA	700	736,644
Banc of America Merrill Lynch Commercial Mortgage, Inc, Series 2006-2, Class AJ, 5.952%, 05/10/45(c)	NA/BBB-	1,000	991,507

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-2, Class AM, 5.952%, 05/10/45(c)	NA/A	$1,440	$1,593,024
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/49	Aa3/A-	285	324,508
CW Capital Cobalt, Ltd., Series 2007-C2, Class A3, 5.484%, 04/15/47(c)	Aaa/NA	500	572,373
Developers Diversified Realty Corp., Series 2009-DDR1, Class C, 6.223%, 10/14/22, 144A	A1/AA+	2,000	2,155,822
FREMF Mortgage Trust, Series 2012-K18, Class B, 4.41%, 01/25/45, 144A(c)	NA/NA	1,600	1,670,459
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class A4, 5.552%, 05/12/45	Aaa/AAA	1,000	1,150,328
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class A4, 5.794%, 02/12/51(c)	Aaa/A+	880	1,044,244
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.42%, 01/15/49	Aaa/NA	160	184,087
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class AM, 6.084%, 06/15/38(c)	Aa3/BBB+	2,000	2,175,050
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.424%, 02/15/40	NA/A+	970	1,120,038
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43%, 02/15/40	NA/A-	1,375	1,572,942
Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.809%, 12/12/49	NA/A+	750	889,671
Morgan Stanley Reremic Trust, Series 2009-GG10, Class A4B, 5.983%, 08/12/45, 144A(c)	A3/NA	210	227,371
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A3, 5.679%, 10/15/48	Aaa/AAA	500	541,851

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $13,654,070)			16,949,919

RESIDENTIAL MORTGAGE-BACKED SECURITIES (1.21%)
FHLMC Pool # 170128, 11.50%, 06/01/15	Aaa/AA+	1	1,387
FHLMC Pool # 360019, 10.50%, 12/01/17	Aaa/AA+	2	2,422
FHLMC Pool # A15675, 6.00%, 11/01/33	Aaa/AA+	552	618,303
FHLMC Pool # B11892, 4.50%, 01/01/19	Aaa/AA+	323	354,296
FHLMC Pool # G00182, 9.00%, 09/01/22	Aaa/AA+	5	5,716
FNMA Pool # 124012, 12.50%, 10/01/15	Aaa/AA+	3	2,943
FNMA Pool # 303022, 8.00%, 09/01/24	Aaa/AA+	18	22,022
FNMA Pool # 303136, 8.00%, 01/01/25	Aaa/AA+	11	12,903
FNMA Pool # 55192, 10.50%, 09/01/17	Aaa/AA+	6	6,302
FNMA Pool # 58991, 11.00%, 02/01/18	Aaa/AA+	4	3,618
FNMA Pool # 754791, 6.50%, 12/01/33	Aaa/AA+	579	662,500
FNMA Pool # 763852, 5.50%, 02/01/34	Aaa/AA+	651	718,508
FNMA Pool # 889554, 6.00%, 04/01/38	Aaa/AA+	222	245,169
GNSF Pool # 194228, 9.50%, 11/15/20	Aaa/AA+	30	34,695
GNSF Pool # 307527, 9.00%, 06/15/21	Aaa/AA+	23	27,507
GNSF Pool # 417239, 7.00%, 02/15/26	Aaa/AA+	23	27,439
GNSF Pool # 780374, 7.50%, 12/15/23	Aaa/AA+	12	13,518

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $2,357,673)			2,759,248

MUNICIPAL BONDS (1.75%)
Municipal Electric Authority of Georgia, Build America Bonds-Taxable-Plant Vogle Units 3&4, Series J, Revenue Bond, 6.637%, 04/01/57	A2/A+	175	203,257
San Francisco City & County Public Utilities Commission, Water Revenue, Build America Bonds, 6.00%, 11/01/40	Aa3/AA-	145	177,619
State of California, Build America Bonds, GO, 7.55%, 04/01/39	A1/A-	500	678,255
State of California, Build America Bonds, GO, 7.625%, 03/01/40	A1/A-	1,500	2,040,840
State of Illinois, Build America Bonds, GO, 7.35%, 07/01/35	A2/A	755	889,428

TOTAL MUNICIPAL BONDS (Cost of $3,264,840)			3,989,399

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
U.S. TREASURY SECURITIES (3.27%)
U.S. Treasury Note, 0.375%, 09/30/12	Aaa/AA+	$2,250	$2,250,000
U.S. Treasury Note, 1.00%, 10/31/16	Aaa/AA+	3,075	3,139,624
U.S. Treasury Note, 1.00%, 03/31/17	Aaa/AA+	670	683,400
U.S. Treasury Note, 1.375%, 11/30/18	Aaa/AA+	1,000	1,030,703
U.S. Treasury Note, 3.125%, 05/15/21	Aaa/AA+	310	354,369

TOTAL U.S. TREASURY SECURITIES (Cost of $7,316,354)			7,458,096

		Shares
COMMON STOCK (0.01%)
MEDIA (0.01%)
Quad Graphics, Inc.		1,617	27,424

TRANSPORTATION (0.00%)
Delta Air Lines, Inc. (g)		1	5

TOTAL COMMON STOCK (Cost of $74,501)			27,429

PREFERRED STOCK (0.26%)
Federal Home Loan Mortgage Corp, Series Z, 0.000% (g),(h)		53,779	49,073
US BANCORP, Series A, 3.500% (g)		615	538,125

TOTAL PREFERRED STOCK (Cost of $1,783,939)			587,198

RIGHTS (0.00%)
XO Holdings, Inc., Expire 12/31/99		13	—

TOTAL RIGHTS (Cost of $0)			—

TOTAL INVESTMENTS (97.00%)
(Cost $191,750,147)			221,359,939

OTHER ASSETS AND LIABILITIES (3.00%)			6,850,135

NET ASSETS (100.00%)			$228,210,074

(a)	Ratings for debt securities are unaudited. All ratings are as of September 30, 2012 and may have changed subsequently.
(b)	This security is callable.
(c)	Variable rate security. Rate disclosed is as of September 30, 2012.
(d)	Security is perpetual. Date shown is next call date.
(e)	When-Issued Security. See Note 1A.
(f)	Multi-Step Coupon. Rate disclosed is as of September 30, 2012.
(g)	Non-income producing security.
(h)	Dividend was discontinued as of September 7, 2008.
144A	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2012, these securities amounted to $55,391,764 or 24.27% of net assets.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

Legend

Certs. - Certificates

CLO - Collateralized Loan Obligation

Co. Gty. - Company Guaranty

Debs. - Debentures

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

FREMF - Freddie Multi-Family

GNSF - Government National Mortgage Association (Single Family)

GO - General Obligation

Gtd. - Guaranteed

Jr. - Junior

LLC - Limited Liability Company

Ltd. - Limited

NA - Not Available

NR - Not Rated

REIT - Real Estate Investment trust

Sec. - Secured

Sr. - Senior

Sub. - Subordinated

Unsec. - Unsecured

WR - Withdrawn Rating

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

September 30, 2012

Assets:
Investment in securities, at value (amortized cost $191,750,147) (Note 1)	$221,359,939
Cash	5,823,238
Receivables for Investments Sold	299,136
Interest receivable	3,413,663
Dividend receivable	5,619
Due from affiliates	13,324
Prepaid expenses	30,946

TOTAL ASSETS	230,945,865

Liabilities:
Securities Purchased	2,500,000
Payable to Investment Adviser	82,689
Accrued expenses payable	153,102

TOTAL LIABILITIES	2,735,791

Net assets: (equivalent to $21.31 per share based on 10,708,597 shares of capital stock outstanding)	$228,210,074

NET ASSETS consisted of:
Par value	$107,086
Capital paid-in	217,372,775
Accumulated net investment income	50,841
Accumulated net realized loss on investments	(18,930,420)
Net unrealized appreciation on investments	29,609,792

$228,210,074

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (Unaudited)

For the six months ended September 30, 2012

Investment Income:
Interest		$6,469,313
Dividends		13,760
Other income		44,397

Total Investment Income		6,527,470

Expenses:
Investment advisory fees (Note 4)	$496,778
Administration fees	95,411
Transfer agent fees	27,362
Trustees’ fees (Note 4)	35,176
Audit fees	12,961
Legal fees and expenses	48,228
Reports to shareholders	36,640
Custodian fees	11,592
Insurance	15,262
NYSE fee	16,830
Miscellaneous	29,929

Total Expenses		826,169

Net Investment Income		5,701,301

Realized and unrealized gain (loss) on investments:
Net realized gain from security transactions		2,430,390

Unrealized appreciation (depreciation) of investments:
Beginning of the period	21,938,662
End of the period	29,609,792

Change in unrealized appreciation of investments		7,671,130

Net realized and unrealized gain on investments		10,101,520

Net increase in net assets resulting from operations		$15,802,821

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended September 30, 2012 (Unaudited)	Year ended March 31, 2012
Increase (decrease) in net assets:
Operations:
Net investment income	$5,701,301	$11,577,713
Net realized gain from security transactions	2,430,390	630,879
Change in unrealized appreciation of investments	7,671,130	4,163,867

Net increase in net assets resulting from operations	15,802,821	16,372,459

Distributions:
Distributions to shareholders from net investment income	(5,916,500)	(12,314,889)

Increase in net assets	9,886,321	4,057,570
Net Assets:
Beginning of period	218,323,753	214,266,183

End of period	$228,210,074	$218,323,753

Accumulated net investment income	$50,841	$266,040

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Six months ended September 30, 2012 (Unaudited)		Year ended March 31,
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$20.39		$20.01	$19.10	$15.63	$19.01	$20.01

Net investment income	0.53		1.08	1.14 (1)	1.19	1.06	1.10
Net realized and unrealized gain (loss) on investments	0.94		0.45	0.92	4.31	(3.29)	(0.95)

Total from investment operations	1.47		1.53	2.06	5.50	(2.23)	0.15

Capital share transaction:
Dilution of the net asset value from rights offering (Note 6)	—		—	—	(0.88)	—	—

Less distributions:
Dividends from net investment income	(0.55)		(1.15)	(1.15)	(1.15)	(1.15)	(1.15)

Total distributions	(0.55)		(1.15)	(1.15)	(1.15)	(1.15)	(1.15)

Net asset value, end of period	$21.31		$20.39	$20.01	$19.10	$15.63	$19.01

Per share market price, end of period	$20.65		$19.74	$18.03	$17.12	$13.77	$17.14

Total Investment Return(2)
Based on market value	7.51	%(3)	16.37%	12.23%	33.60%	(13.62)%	(0.10)%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$228,210		$218,324	$214,266	$125,253	$76,720	$93,282
Ratio of expenses to average net assets	0.74	%(4)	0.74%	0.79%	0.85%	1.21%	0.88%
Ratio of net investment income to average net assets	5.13	%(4)	5.37%	5.76%	6.16%	6.18%	5.66%
Portfolio turnover rate	11.22	%(3)	19.60%	19.91%	15.40%	21.46%	17.25%
Number of shares outstanding at the end of the period (in 000’s)	10,709		10,709	10,709	6,559	4,908	4,908

(1)	The selected per share data was calculated using the average shares outstanding method.
(2)

Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Significant Accounting Policies – The Cutwater Select Income Fund (the “Fund”) (formerly Rivus Bond Fund), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified closed-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.	Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. For securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, the Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser - and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources.

In the event that market quotations are not readily available, or when such quotations are deemed not to reflect current market value, the securities will be valued at their respective fair value as determined in good faith by the Adviser pursuant to certain procedures and reporting requirements established by the Board of Trustees. The Adviser considers all relevant facts that are reasonably available when determining the fair value of a security, including but not limited to the last sale price or initial purchase price (if a when issued security) and subsequently adjusting the value based on changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves are utilized. At September 30, 2012, there were no securities valued using fair value procedures.

Fair Value Measurements – The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of September 30, 2012.

	Total Market Value at 09/30/12	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs†
CORPORATE DEBT SECURITIES	$183,634,483	$—	$183,634,483	$—
ASSET BACKED SECURITIES	5,954,167	—	3,454,167	2,500,000
COMMERCIAL MORTGAGE-BACKED SECURITIES	16,949,919	—	16,949,919	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	2,759,248	—	2,759,248	—
MUNICIPAL BONDS	3,989,399	—	3,989,399	—
U.S. TREASURY SECURITIES	7,458,096	—	7,458,096	—
COMMON STOCK*	27,429	27,429	—	—
PREFERRED STOCK	587,198	587,198	—	—
TOTAL INVESTMENTS	$221,359,939	$614,627	$218,245,312	$2,500,000

*	See Schedule of Investments for industry breakout.
†	All assets in Level 3 as of September 30, 2012 were valued using broker quotes.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determined fair value:

Asset Backed Securities (Market Value)
Balance as of March 31, 2012	$—
Accrued discounts/premiums	—
Realized loss	—
Change in unrealized appreciation (depreciation)	—
Purchases	2,500,000
Transfer into Level 3	—

Balance as of September 30, 2012	$2,500,000

At the end of each calendar quarter, management evaluates the Level 1, 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. Pursuant to Fund policy, transfers between levels are considered to have occurred at the beginning of the reporting period. For the year ended September 30, 2012, there were no transfers between Level 1 and 2 for the Fund.

Certain of the Fund’s Level 3 investments are categorized as Level 3 with values derived utilizing prices from prior transactions or third party pricing information without adjustment (broker quotes, pricing

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

services and net asset values). A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

When-Issued Securities – The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the commitment is entered into, the Fund will establish and maintain a segregated account in an amount sufficient to cover the obligation under the when-issued contract. At the time the Fund makes the commitment to purchase securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its NAV. At the time of delivery of the security, its value may be more or less than the fixed purchase price.

B.	Determination of Gains or Losses on Sale of Securities – Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.	Federal Income Taxes – It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2010-2012) or expected to be taken on the Fund’s 2012 tax return, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D.	Other – Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.

Distributions to Shareholders and Book/Tax Differences – Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount and the merger with the Hartford Income Shares Fund.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Distributions during the fiscal years ended March 31, 2012 and 2011 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2012	$ 12,314,889	$ —	$ —	$ 12,314,889
FY 2011	$ 8,735,491	$ —	$ —	$ 8,735,491

At March 31, 2012, the components of distributable earnings on a tax basis were as follows:

Total*	Accumulated Ordinary Income	Capital Loss Carryforward and Other	Late Year Losses Deferred	Net Unrealized Appreciation
$843,892	$839,827	$(21,204,513)	$(97,983)	$21,306,561

*	Temporary differences include book amortization, book accretion, and late year losses deferred, if any, which will be recognized for the tax year ending March 31, 2012.

As of March 31, 2012, the capital loss carryovers available to offset possible future capital gains were as follows:

Amount	Expiration Date
$ 571,125	2013
746,582	2015
5,234,565	2016
11,082,544	2017
3,569,697	2018

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to Registered Investment Companies. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At September 30, 2012, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

Aggregate Tax Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
$191,750,147	$29,609,792	$32,101,702	$(2,491,910)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for wash sales, amortization of market premium and accretion of market discount.

F.	Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Note 2 – Portfolio Transactions – The following is a summary of the security transactions, other than short-term investments, for the six months ended September 30, 2012:

	Cost of Purchases	Proceeds from Sales or Maturities
U.S. Government Securities	$1,073,570	$(3,254,525)
Other Investment Securities	$23,286,294	$(24,302,395)

Note 3 – Capital Stock – At September 30, 2012, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 10,708,597 shares issued and outstanding.

Note 4 – Investment Advisory Contract, Accounting and Administration and Trustee Compensation – Cutwater Investor Services Corp. (“Cutwater”) serves as Investment Adviser to the Fund. Cutwater is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund’s month end net assets and 0.40% on the Fund’s month-end net assets in excess of $100 million.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), a member of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the six months ended September 30, 2012 was $48,500. Certain officers of the Fund are also directors, officers and/or employees of investment adviser. None of the Fund’s officers receives compensation from the Fund. As of September 30, 2012, there were no amounts due to the Trustees.

Note 5 – Dividend and Distribution Reinvestment – In accordance with the terms of the Automatic Dividend Investment Plan (the “Plan”), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the “Valuation Date”) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 2012 the Fund issued no shares under this Plan.

Note 6 – Rights Offering – On August 7, 2009 the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund’s prospectus an additional 1,650,893 shares were issued at a subscription price of $15.77 per share, making the gross proceeds raised by the offering $26,034,583, before offering-related expenses. Dealer/manager fees of $976,297 and offering costs of approximately $550,332 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $24,507,954. The dilution impact of the offering was $0.88 per share or 4.79% of the $18.34 net asset value per share on August 7, 2009, the expiration and pricing date of the offering.

Note 7 – Subsequent Event – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

SHAREHOLDER INFORMATION (Unaudited)

EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including a majority of those trustees who are not “interested persons” as such term is defined in the 1940 Act (“Independent Trustees”), unanimously approved the continuation for an additional one-year period of the existing investment advisory agreement dated October 31, 2005 and amended and restated June 30, 2006 (the “Agreement”) between the Rivus Bond Fund (the “Fund”) and Cutwater Investor Services Corp. (the “Adviser” or “CISC”). The Adviser is a wholly owned subsidiary of Cutwater Holdings, LLC, which is a wholly owned subsidiary of MBIA, Inc. The Agreement has an initial term of two years and continues thereafter from year to year if specifically approved at least annually by the “vote of a majority of the outstanding voting securities” of the Fund or by the Board of Trustees and, in either event, by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

Before meeting to determine whether to approve the continuance of the Agreement, the Trustees had the opportunity to review written materials provided by the Adviser and legal counsel to the Fund which contained information to assist the Trustees in their evaluation of the Agreement. The Adviser had responded to an information and document request letter sent on behalf of the Board of Trustees pursuant to Section 15(c) of the 1940 Act. The Adviser provided information regarding (i) services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) brokerage selection procedures, (vi) the procedures for allocating investment opportunities between the Fund and other clients, (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, (ix) the compliance with the Fund’s investment objective, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, and (x) its proxy voting policies. Included with this information was also information regarding the advisory fees received and an analysis of these fees in relation to the delivery of services to the Fund, the costs of providing such services, the profitability of the Adviser in general and as a result of the fees received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees had also received a copy of the advisory agreement, the Adviser’s financial statements and its Form ADV. The Trustees were also provided with a memorandum from legal counsel regarding the applicable legal standards and relevant case law the Trustees should consider when approving the continuation of an investment advisory agreement. The Trustees also reviewed comparative performance data, comparative statistics and fee data for the Fund relative to other funds in its peer group.

The Trustees considered and weighed the above information based upon their accumulated experience in governing the Fund and working with the Adviser on matters relating to the Fund. During its deliberations on whether to approve the continuance of the Agreement, the Trustees considered many factors.

The Trustees considered the nature, extent and quality of the services provided by the Adviser. The Trustees considered the services provided to the Fund by the Adviser as compared to services provided by other advisers which manage funds with investment objectives, strategies and policies similar to those of the Fund. The Trustees concluded that the nature, extent and quality of the services provided by to the Fund were appropriate and consistent with the terms of the Agreement, that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services by the Adviser. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel.

The Trustees considered the investment performance of the Fund and the Adviser. The Trustees reviewed and considered comparative performance data and the Fund’s performance relative to 8 other non-leveraged

SHAREHOLDER INFORMATION (Unaudited) — continued

investment grade corporate bond closed-end funds with similar investment objectives, strategies and policies (“Peer Group”) and its respective benchmark index, the Barclays U.S. Credit Index, which is comprised primarily of U.S. investment grade corporate bonds, and its peer group rankings. The Trustees noted that the Fund outperformed its Peer Group average for the one, three, five and ten year periods ended June 30, 2012. With respect to its benchmark, the Fund was in line with the benchmark’s performance for the five and ten year periods ended June 30, 2012, underperformed the one year period ended June 30, 2012 and outperformed for the three year period ended June 30, 2012. The Trustees also noted their review and evaluation of the Fund’s investment performance on an on-going basis throughout the year. The Trustees considered the consistency of performance results and the short-term and long-term performance of the Fund. They concluded that the performance of the Fund and the Adviser was within an acceptable range of performance relative to other fixed-income closed-end funds with similar investment objectives, strategies and policies.

The Trustees then considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with and had reviewed the Adviser’s financial statements. In addition, the Trustees considered any direct or indirect revenues received by affiliates of the Adviser. The Trustees were satisfied that the Adviser’s profits were sufficient to continue as a viable concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s fees and profits (if any) derived from its relationship with the Fund in light of the Fund’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers for managing comparable funds with similar strategies. The Trustees noted that the advisory fees of the Peer Group ranged from twenty-five basis points to seventy basis points and that the Fund’s advisory fee was in line with the average and median advisory fee of the Peer Group. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, and the investment performance of the Fund.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees determined that economies of scale would be achieved at higher asset levels for the Fund to the benefit of Fund shareholders due to break-points reduction in the advisory fee of 10 basis points on assets in excess of $100 million. However, the Trustees noted that the opportunity for asset growth was limited because the Fund is a closed-end fund.

The Trustees considered whether any events have occurred that would constitute a reason for the Trustees not to renew the Agreement and concluded there were not. The Independent Trustees also met in executive session outside of the presence of the Adviser and its representatives to deliberate on the approval of the Agreement. After consideration of all the factors, and taking into consideration the information presented during previous meetings of the Board of Trustees, the Trustees determined that it would be in the best interests of the Fund and its shareholders to approve the continuation of the Agreement. In arriving at its decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the facts and circumstances.

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on June 28, 2012. At the meeting, shareholders voted on the election of all trustees. Forty percent (40%) of the shares entitled to vote on the matter shall constitute a quorum.

SHAREHOLDER INFORMATION (Unaudited) — continued

If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Trustees. A quorum was present and the proposal was approved, the details of which are as follows:

	Votes Cast in Favor	Withheld
W. Thacher Brown	9,062,878	188,897
Suzanne P. Welsh	9,050,573	201,202
Morris Lloyd, Jr.	8,990,866	260,909
Ellen D. Harvey	9,052,871	198,904

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling (800) 765-6242 or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C., information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, the Fund makes the information on Form N-Q available to shareholders on its website at http://www.cutwater.com/rivus-bond-fund-characteristics.aspx.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. BNY Mellon acts as the agent (the “Agent”) for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date’’), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per

SHAREHOLDER INFORMATION (Unaudited) — continued

share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035.

PRIVACY POLICY

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within Cutwater and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, Cutwater and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site - www.cutwater.com.

HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 358035, Pittsburgh, PA 15252-8035, or call 1-866-333-6685

T    R   U   S   T   E   E   S

W. THACHER BROWN

MORRIS LLOYD, JR.

ELLEN D. HARVEY

SUZANNE P. WELSH

O   F   F   I   C   E   R   S

CLIFFORD D. CORSO

President

JOSEPH L. SEVELY

Treasurer

THOMAS E. STABILE

Assistant Treasurer

LEONARD CHUBINSKY

Secretary

MICHELLE HOUCK

Vice President/Chief Compliance Officer

ROBERT T. CLAIBORNE

Vice President

GAUTAM KHANNA

Vice President

I   N   V   E   S   T   M    E   N   T    A   D   V   I   S   E   R

CUTWATER INVESTOR SERVICES CORP.

113 KING STREET

ARMONK, NY 10504

C   U   S   T   O   D   I    A   N

THE BANK OF NEW YORK MELLON

2 HANSON PLACE

BROOKLYN, NY 11217

T   R   A   N   S   F   E   R    A   G    E   N   T

BNY MELLON INVESTMENT SERVICING (US) INC.

P.O. BOX 358035

Pittsburgh, PA 15252-8035

1-866-333-6685

C   O   U   N   S   E   L

PEPPER HAMILTON LLP

3000 TWO LOGAN SQUARE

EIGHTEENTH & ARCH STREETS

PHILADELPHIA, PA 19103

I   N   D   E   P   E   N   D   E   N    T    R   E   G   I   S   T   E   R   E   D

P   U   B   L   I   C     A   C   C   O   U   N   T   I   N   G    F   I   R    M

TAIT, WELLER & BAKER LLP

1818 MARKET STREET

SUITE 2400

PHILADELPHIA, PA 19103

Cutwater Select Income Fund

Semi-Annual Report

September 30, 2012

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cutwater Select Income Fund

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President (principal executive officer)

Date	12/3/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President (principal executive officer)

Date	12/3/12

By (Signature and Title)*	/s/ Joseph L. Sevely
Joseph L. Sevely, Treasurer (principal financial officer)

Date	12/3/12

* Print the name and title of each signing officer under his or her signature.